EXHIBIT 1

                            JOINT FILING AGREEMENT

     We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us. Each of us hereby constitutes and appoints each of William E. Lobeck, Jr., and Kathryn L. Taylor as our true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to prepare, execute and file any such amendments, and any other documents that any such agent and attorney-in-fact may consider advisable on connection with the holdings described in this statement on Schedule 13D, on our behalf, and hereby ratifies any such action by such agent and attorney-in-fact.

Dated:  March 6, 1997

                                    SANTA ANNA HOLDINGS, INC.


                                    By: /s/ William E. Lobeck, Jr.
                                        -----------------------------
                                        Name:  William E. Lobeck, Jr.



                                    WILLIAM E. LOBECK, JR.

                                    /s/ William E. Lobeck, Jr.
                                    ---------------------------------


                                    ALVIN E. SWANNER

                                    /s/ Alvin E. Swanner
                                    ---------------------------------



                                    KATHRYN L. TAYLOR

                                     /s/ Kathryn L. Taylor
                                    ---------------------------------

                                    CHARLES SCHWAB & CO., INC. FBO:
                                    WILLIAM E. LOBECK, JR., KEOGH PLAN UTA
                                    CHARLES SCHWAB & CO., INC.


                                    By: /s/ William E. Lobeck, Jr.
                                        ----------------------------------
                                        William E. Lobeck, Jr.


                                    CHARLES SCHWAB & CO., INC. FBO:
                                    WILLIAM E. LOBECK, JR. IRA CONTRIBUTORY


                                    By: /s/ William E. Lobeck, Jr.
                                        -----------------------------------
                                        William E. Lobeck, Jr.



                                    ELIZABETH PEAKE GRAHAM TRUST


                                    By: /s/ William E. Lobeck, Jr.
                                        -----------------------------------
                                        William E. Lobeck, Jr., as Trustee



                                    MARGARET NICHOLSON LOBECK TRUST


                                    By: /s/ William E. Lobeck, Jr.
                                        -----------------------------------
                                        William E. Lobeck, Jr., as Trustee



                                    KATHRYN L. TAYLOR


                                    /s/ Kathryn L. Taylor
                                    ---------------------------------------

                                    ELIZABETH CATHERINE FRAME TRUST


                                    By: /s/ Kathryn L. Taylor
                                        -----------------------------------
                                        Kathryn L. Taylor, as Trustee


                                    SLEEPY LAGOON LTD.


                                    By: /s/ Archer McWhorter
                                       ------------------------------------
                                       Archer McWhorter, as General Partner

                                    BRION PROPERTIES


                                    By: Swanner 1995 Trust, as General Partner


                                    By: /s/ Alvin E. Swanner
                                        --------------------------------------
                                        Alvin E. Swanner, as Trustee


                                    ALVIN E. SWANNER

                                    /s/ Alvin E. Swanner
                                    ------------------------------------------



                                    ARCHER McWHORTER

                                    /s/ Archer McWhorter
                                    ------------------------------------------



                                    7700 PROPERTIES, L.L.C.


                                    By: /s/ William E. Lobeck, Jr.
                                        --------------------------------------


                                    EMERALD INVESTORS, L.L.C.


                                    By: /s/ Rodney G. Smith
                                        --------------------------------------
                                        Rodney G. Smith, as Administrative
                                        Officer


                                    RODNEY G. SMITH

                                    /s/ Rodney G. Smith
                                    ------------------------------------------

                                    CHARLES ATON


                                    /s/ Charles Aton
                                    ------------------------------------------

                                    JAMES GUSTMAN


                                    /s/ James Gustman
                                    ------------------------------------------


                                    SWANNER 1995 TRUST



                                    By: /s/ Alvin E. Swanner
                                        --------------------------------------
                                        Alvin Swanner, as Trustee